SUPPLEMENT TO THE PROSPECTUSES OF
                            EVERGREEN BALANCED FUNDS


I.       Evergreen American Retirement Fund

         Proposed Fund Reorganization

         On March 12, 1999, the Board of Trustees of Evergreen American Retirement Fund ("American Retirement") approved a proposal to reorganize American Retirement into Evergreen Income and Growth Fund ("Income and Growth"). If the shareholders of American Retirement approve the proposal, all of the assets of American Retirement will be transferred to Income and Growth and shareholders of American Retirement will receive shares of Income and Growth in exchange for their shares. Shareholders of American Retirement as of May 5, 1999 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 23, 1999. If approved, the reorganization is proposed to take place on July 30, 1999. Shareholders of American Retirement will be mailed information detailing the proposal on or about June 2, 1999.


April 1, 1999


II.      Evergreen Balanced Fund

         The section of the Evergreen Balanced Fund's prospectus entitled "Organization and Service Providers" under the caption "Portfolio Managers" is supplemented to reflect the following change:

         The portfolio managers for the Evergreen Balanced Fund are Gary Pzegeo and Judith Warners. Mr. Pzegeo, Vice President and portfolio manager of the Fixed Income group of Evergreen Investment Management Company ("EIMC") has been managing the Fund since January 1999. Mr. Pzegeo has been an investment professional at EIMC since 1990. Ms. Warners, Vice President and portfolio manager has managed the equity portion of the Fund since June 1998. Ms. Warners joined EIMC as an analyst in 1981.

May 3, 1999


III.     Evergreen Foundation Fund, Evergreen Tax Strategic Foundation Fund

         Effective August 2, 1999, the section of the prospectus entitled "Organization and Service Providers" under the caption "Portfolio Managers" is supplemented to reflect the following change:

         Evergreen Foundation Fund

         Jean Ledford and Richard Welsh became co-managers of the Fund in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of EAMC in August 1999. From February 1997 until she joined EAMC, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

         Richard Welsh joined EAMC as Senior Vice President and portfolio manager in August 1999. Prior to joining EAMC, he worked for five years as a portfolio manager and analyst at American Century.



         Evergreen Tax Strategic Foundation Fund

         Jean Ledford and Richard Welsh joined James T. Colby, III, as co-managers of the Fund in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of EAMC in August 1999. From February 1997 until she joined EAMC, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

         Richard Welsh joined EAMC as Senior Vice President and portfolio manager in August 1999. Prior to joining EAMC, he worked for five years as a portfolio manager and analyst at American Century.

         James T. Colby, III, has managed the fixed income portion of the Fund since its inception in November 1993. Mr. Colby has been Vice President and senior portfolio manager since joining FUNB in December 1992.


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July 12, 1999